United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-05595

                      ACM Government Opportunity Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                              Edmund P. Bergan, Jr.
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                     Date of fiscal year end: July 31, 2003

                     Date of reporting period: July 31, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.

[LOGO] AllianceBernstein(SM)
       Investment Research and Management

                      ACM Government Opportunity Fund
--------------------------------------------------------------------------------
Closed End                                          Annual Report--July 31, 2003
--------------------------------------------------------------------------------

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commision's web site at http://www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

September 12, 2003

Annual Report

This report provides management's discussion of fund performance for ACM Government Opportunity Fund (the "Fund") for the annual reporting period ended July 31, 2003.

Investment Objective and Policies

This closed-end fund is designed to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments. Additionally, the Fund may utilize other investment instruments, including options and futures.

Investment Results

The following table shows how the Fund performed over the six- and 12-month periods ended July 31, 2003. For comparison, we have included performance for the Fund's benchmark, the Lehman Brothers (LB) Aggregate Bond Index.

INVESTMENT RESULTS*
Periods Ended July 31, 2003

                                                        ------------------------
                                                                Returns
                                                        ------------------------
                                                          6 Months  12 Months
--------------------------------------------------------------------------------
ACM Government Opportunity Fund (NAV)                        4.44%     15.68%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                         0.35%      5.42%
--------------------------------------------------------------------------------

The Fund's Market Price Per Share on July 31, 2003 was $8.50.

* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) as of July 31, 2003. All fees and expenses related to the operation of the Fund have been deducted. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. The LB Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged U.S. debt securities. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Opportunity Fund.

The Fund outperformed its benchmark, the LB Aggregate Bond Index, for both the six- and 12-month periods ended July 31, 2003. The primary reason for outperformance was the Fund's overweight duration exposure in U.S. Treasuries, going into what became a very strong U.S. Treasury market. Indeed, though Treasury yields began to climb in January, February saw a Treasury rally that pushed Treasury yields to their lowest levels in more than 40 years. The latter half of March saw Treasury yields fluctuating wildly.

Within the emerging market sector, the Fund's overweight position in U.S. dollar-denominated sovereign debt of Brazil and Russia materially helped performance, as both countries performed


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 1
in the top tier of that asset class. Russia continued to show strong economic numbers reflecting in part reduced debt, an increase in the budget surplus and strong industrial production. Brazilian debt performed well in response to tight fiscal policy and positive initiatives including tax and social security reforms. Also contributing to the Fund's outperformance were its holdings of Mexican long-dated fixed rate government debt.

Market Review and Investment Strategy

Fixed income securities posted solid returns for the semi-annual period in an environment of a stagnant economic recovery and wartime uncertainty. U.S. Treasury yields reached 45-year record lows by mid-June, as worries about a weak economy and the potential for deflation filtered through the marketplace. However, a swift end to the war, the containment of SARS and increased speculation that the economy would turn led investors to eventually become less risk averse. Equity markets began to rebound, and credit sectors within the fixed income markets performed strongly.

With government rates so low, investors' desire for higher yielding asset classes benefited the emerging debt markets. For the semi-annual period, the emerging market debt class, as represented by the J.P. Morgan Emerging Markets Bond Index Plus, returned a strong 12.96%. Latin countries outperformed non-Latin regions, posting returns of 16.53% and 8.26%, respectively. Top performing countries were the Ukraine, Ecuador, Brazil and Argentina, while Bulgaria, Poland and Malaysia lagged. All emerging market debt countries, however, posted positive returns for the period.

During the 12-month period under review, we gradually increased the risk profile of the Fund, while simultaneously adding to our holdings of U.S. Treasury securities. At the beginning of the 12-month period, the Fund had an early stake in the changing political climate in Brazil with opportunistic allocations to Russia, Poland and South Africa. The Fund's position in Brazil caused performance to suffer prior to October's election; however, the new government under President Lula began to implement market-friendly policies, and Brazil became a main contributor to outperformance over the balance of the 12-month period. During the period, we reduced the Fund's allocation to Poland, and we maintained a focus on Russia and Brazil, both of which performed well. We maintained the Fund's allocation to Mexico, as its ongoing recovery from the mistakes of the past two decades was rewarded in March with a positive outlook by Moody's, which cited the Finance Ministry's commitment to improved debt management. Though we maintained the Fund's allocation to U.S. government securities, we significantly reduced its holdings of U.S. agencies, as the rating agencies placed Freddie Mac's subordinated debt on credit watch and spreads on its debt widened.


--------------------------------------------------------------------------------
2 o ACM GOVERNMENT OPPORTUNITY FUND

                                                              Performance Update
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

ACM GOVERNMENT OPPORTUNITY FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
7/31/93 TO 7/31/03

[Mountain chart omitted]

ACM Government Opportunity Fund (NAV): $22,219

Lehman Brothers Aggregate Bond Index: $19,281

                       ACM Government          Lehman Brothers
                    Opportunity Fund (NAV)   Aggregate Bond Index
7/31/93               $ 10,000                     $ 10,000
7/31/94               $  9,684                     $ 10,009
7/31/95               $ 10,519                     $ 11,021
7/31/96               $ 11,513                     $ 11,632
7/31/97               $ 13,354                     $ 12,884
7/31/98               $ 14,225                     $ 13,897
7/31/99               $ 14,213                     $ 14,243
7/31/00               $ 15,950                     $ 15,093
7/31/01               $ 17,705                     $ 17,009
7/31/02               $ 19,352                     $ 18,290
7/31/03               $ 22,219                     $ 19,281


This chart illustrates the total value of an assumed $10,000 investment in ACM Government Opportunity Fund at net asset value (NAV) (from 7/31/93 to 7/31/03) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. The LB Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged U.S. debt securities.

When comparing ACM Government Opportunity Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Opportunity Fund.

--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 3

Portfolio Summary
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY
July 31, 2003

INCEPTION DATE                  PORTFOLIO STATISTICS

8/26/88                         Net Assets ($mil): $108.3

SECURITY TYPE

  64.6% U.S. Treasury
  23.8% Sovereign
   4.2% Brady Bonds
   3.2% FNMA                                 [PIE CHART OMITTED]
   2.1% FHLMC
   1.5% Supranationals
   0.6% GNMA

COUNTRY BREAKDOWN

  70.6% United States
   6.8% Brazil
   5.9% Russia
   4.5% Mexico
   2.2% Ukraine                              [PIE CHART OMITTED]
   2.2% Colombia
   1.7% Venezuela
   1.6% Bulgaria
   1.5% Supranationals
   3.0% Other

All data as of July 31, 2003. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 1% weightings in Panama, Argentina, Uruguay, South Africa and Ecuador.


--------------------------------------------------------------------------------
4 o ACM GOVERNMENT OPPORTUNITY FUND

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
July 31, 2003

                                                           Principal
                                                              Amount
                                                               (000)    U.S. $ Value
------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS-99.7%
U.S. Treasury Bonds-57.1%
   3.375%, 4/15/32 TIPS(a) .....................   US$        3,102    $   3,404,468
   5.375%, 2/15/31(a) ..........................              3,000        2,985,000
   6.25%, 5/15/30(a) ...........................              6,000        6,636,096
   10.75%, 8/15/05(a)(b) .......................              5,995        7,057,002
   12.375%, 5/15/04(a) .........................              2,500        2,717,285
   12.75%, 11/15/10(a) .........................              3,250        4,019,844
   13.25%, 5/15/14(a)(b) .......................              5,250        7,895,711
   13.75%, 8/15/04(a)(b) .......................              6,620        7,465,599
   14.00%, 11/15/11(a)(b) ......................             14,500       19,705,834
                                                                       -------------
                                                                          61,886,839
                                                                       -------------
U.S. Treasury Notes-34.2%
   2.00%, 5/15/06(a) ...........................              3,000        2,981,250
   3.375%, 1/15/07 TIPS(a) .....................              2,317        2,490,259
   3.50%, 11/15/06(a) ..........................              7,360        7,574,478
   3.625%, 5/15/13(b) ..........................              5,000        4,664,845
   4.25%, 1/15/10 TIPS(a) ......................             10,907       12,372,968
   5.75%, 11/15/05(c) ..........................              1,040        1,127,507
   6.75%, 5/15/05(a) ...........................              2,050        2,232,017
   7.875%, 11/15/04(a) .........................              3,350        3,623,628
                                                                       -------------
                                                                          37,066,952
                                                                       -------------
Mortgage Related Securities-8.4%
Federal Home Loan Mortgage Association
   5.25%, 1/15/06 ..............................              3,000        3,205,758
Federal National Mortgage Association
   6.50%, TBA ..................................              3,500        3,598,420
   7.50%, 11/01/29 .............................                735          779,406
   8.00%, 6/01/28 ..............................                477          518,611
Government National Mortgage Association
   6.50%, 2/15/29 ..............................                922          954,059
                                                                       -------------
                                                                           9,056,254
                                                                       -------------
Total U.S. Government and Agency
   Obligations
   (cost $106,450,187) .........................                         108,010,045
                                                                       -------------
SOVEREIGN DEBT OBLIGATIONS-39.6%
Sovereign Debt Securities-33.6%
Argentina-0.9%
Republic of Argentina FRN
   1.369%, 8/03/12 .............................              1,700          991,100
                                                                       -------------


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 5

Portfolio of Investments
--------------------------------------------------------------------------------

                                                           Principal
                                                              Amount
                                                               (000)    U.S. $ Value
------------------------------------------------------------------------------------
Brazil-4.5%
Federal Republic of Brazil
   11.00%, 1/11/12 .............................   US$        1,400    $   1,323,000
   11.00%, 8/17/40 .............................              3,425        2,902,687
   11.50%, 3/12/08 .............................                700          721,000
                                                                       -------------
                                                                           4,946,687
                                                                       -------------
Bulgaria-2.3%
Republic of Bulgaria
   8.25%, 1/15/15(d) ...........................              2,265        2,511,885
                                                                       -------------
Colombia-3.2%
Republic of Colombia
   11.75%, 2/25/20 .............................              3,000        3,427,500
                                                                       -------------
Ecuador-0.7%
Republic of Ecuador
   6.00%, 8/15/30(d) ...........................              1,225          721,525
                                                                       -------------
Mexico-6.3%
Mexican Bonos
   9.00%, 12/20/12 .............................   MXP       20,583        1,978,077
   9.50%, 3/08/07 ..............................              9,688          989,084
   10.50%, 7/14/11 .............................             11,391        1,188,396
United Mexican States
   11.375%, 9/15/16 ............................   US$        2,000        2,693,000
                                                                       -------------
                                                                           6,848,557
                                                                       -------------
Panama-1.0%
Republic of Panama
   9.375%, 4/01/29 .............................              1,000        1,120,000
                                                                       -------------
Russia-8.4%
Russian Federation
   5.00%, 3/31/30(d)(e) ........................              5,400        4,846,500
Russian Ministry of Finance
   3.00%, 5/14/06 ..............................              4,450        4,249,750
                                                                       -------------
                                                                           9,096,250
                                                                       -------------
South Africa-1.0%
Republic of South Africa
   13.00%, 8/31/10 .............................   ZAR        6,500        1,058,768
                                                                       -------------
Ukraine-3.2%
Government of Ukraine
   7.65%, 6/11/13(d) ...........................   US$        1,000          977,500
   11.00%, 3/15/07(d) ..........................              2,240        2,458,411
                                                                       -------------
                                                                           3,435,911
                                                                       -------------


--------------------------------------------------------------------------------
6 o ACM GOVERNMENT OPPORTUNITY FUND

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                                           Principal
                                                              Amount
                                                               (000)    U.S. $ Value
------------------------------------------------------------------------------------
Uruguay-0.7%
Republic of Uruguay
   7.50%, 3/15/15 ..............................   US$        1,000    $     745,000
                                                                       -------------
Venezuela-1.4%
Republic of Venezuela
   9.25%, 9/15/27 ..............................              2,000        1,490,000
                                                                       -------------
Total Sovereign Debt Securities
   (cost $30,587,549) ..........................                          36,393,183
                                                                       -------------
Non-Collateralized Brady Bonds-6.0%
Brazil-5.0%
Federal Republic of Brazil
   C Bonds
   8.00%, 4/15/14 ..............................              6,034        5,196,703
   DCB FRN
   2.188%, 4/15/12 .............................                325          247,813
                                                                       -------------
                                                                           5,444,516
                                                                       -------------
Venezuela-1.0%
Republic of Venezuela DCB FRN
   1.875%, 12/18/07 ............................              1,179        1,035,729
                                                                       -------------
Total Non-Collateralized Brady Bonds
   (cost $5,768,970) ...........................                           6,480,245
                                                                       -------------
Total Sovereign Debt Obligations
   (cost $36,356,919) ..........................                          42,873,428
                                                                       -------------

SUPRANATIONAL DEBT
   OBLIGATIONS-2.0%
International Bank for Reconstruction
   and Development
   Zero Coupon, 2/17/26
   (cost $1,104,653) ...........................   ZAR      110,000        2,207,390
                                                                       -------------

Total Investments-141.3%
   (cost $143,911,759) .........................                         153,090,863
Other assets less liabilities-(41.3%)  .........                         (44,751,725)
                                                                       -------------

Net Assets-100% ................................                       $ 108,339,138
                                                                       =============


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 7

Portfolio of Investments
--------------------------------------------------------------------------------

FINANCIAL FUTURES CONTRACTS SOLD (see Note C)

                                                               Value at
                      Number of    Expiration     Original      July 31,      Unrealized
       Type           Contracts       Month         Value         2003       Appreciation
==================   ===========   ===========   ===========   ===========   ============
U.S. Treasury Note                 September
  5 Yr Futures           100          2003       $11,589,844   $11,132,812   $   457,032
U.S. Treasury Note                 September
  10 Yr Futures           97          2003        11,509,656    10,730,625       779,031
                                                                             -----------
                                                                             $ 1,236,063
                                                                             -----------

FORWARD EXCHANGE CURRENCY CONTRACTS (see Note C)

                                           U.S. $
                           Contract      Value on      U. S. $       Unrealized
                             Amount   Origination      Current     Appreciation/
                               (000)         Date        Value    (Depreciation)
                          ------------------------------------------------------
Buy Contracts
Euro, settling 8/27/03          175    $  198,255   $  196,325       $   (1,930)
Polish Zloty,
  settling 9/02/03           13,453     3,537,210    3,461,642          (75,568)

Sale Contracts
Euro, settling 8/27/03          175       201,668      196,325            5,343
Mexican Peso,
  settling 8/29/03           44,891     4,320,359    4,269,260           51,099
Polish Zloty,
  settling 9/02/03           13,453     3,500,000    3,461,642           38,358
South African Rand,
  settling 8/06/03           23,900     2,962,216    3,218,241         (256,025)

REVERSE REPURCHASE AGREEMENTS (see Note C)

            Broker                 Interest Rate  Maturity        Amount
          ==========               =============  ========     =============
Greenwich Capital Markets, Inc.         0.02%      8/04/03      $ 4,684,375
Greenwich Capital Markets, Inc.         0.99       8/15/03        5,845,982
Greenwich Capital Markets, Inc.         0.99       8/15/03        6,060,457
Greenwich Capital Markets, Inc.         0.99       8/15/03        7,708,852
Greenwich Capital Markets, Inc.         0.99       8/15/03       19,319,928
                                                                -----------
                                                                $43,619,594
                                                                -----------


--------------------------------------------------------------------------------
8 o ACM GOVERNMENT OPPORTUNITY FUND

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

(a) Positions, or portions thereof, with an aggregate market value of $55,090,982 have been segregated to collateralize forward exchange currency contracts.

(b) Positions, or portions thereof, with an aggregate market value of $43,894,699 have been segregated to collateralize reverse repurchase agreements.

(c) Position with an aggregate market value of $1,127,507 has been segregated to collateralize margin requirement for the open futures contracts sold.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2003, the aggregate market value of these securities amounted to $11,515,821 or 10.6% of net assets.

(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rates in effect at July 31, 2003.

      Currency Abbreviations:

      MXP - Mexican Peso
      US$ - United States Dollar
      ZAR - South African Rand

      Glossary of Terms:

      DCB -  Debt Conversion Bonds
      FRN -  Floating Rate Note
      TBA - (To Be Assigned) - Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
      TIPS - Treasury Inflation Protected Securities

      See notes to financial statements.


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 9

Statement of Assets & Liabilities
--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
July 31, 2003

Assets
Investments in securities, at value (cost $143,911,759) .....     $ 153,090,863
Cash ........................................................           617,275
Receivable for investment securities sold ...................         8,480,131
Interest receivable .........................................         2,921,662
Receivable for variation margin on futures contracts ........           191,375
Unrealized appreciation on forward exchange
   currency contracts .......................................            94,800
                                                                  -------------
Total assets ................................................       165,396,106
                                                                  -------------
Liabilities
Reverse repurchase agreements ...............................        43,619,594
Payable for investment securities purchased .................        12,107,806
Dividend payable ............................................           768,729
Unrealized depreciation on forward exchange
   currency contracts .......................................           333,523
Advisory fee payable ........................................            80,420
Administrative fee payable ..................................            16,085
Accrued expenses ............................................           130,811
                                                                  -------------
Total liabilities ...........................................        57,056,968
                                                                  -------------
Net Assets ..................................................     $ 108,339,138
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $     128,122
Additional paid-in capital ..................................       110,066,893
Distributions in excess of net investment income ............        (8,535,161)
Accumulated net realized loss on investment and
   foreign currency transactions ............................        (3,498,415)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities ......        10,177,699
                                                                  -------------
                                                                  $ 108,339,138
                                                                  =============
Net Asset Value Per Share
   (based on 12,812,158 shares outstanding) .................             $8.46
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
10 o ACM GOVERNMENT OPPORTUNITY FUND

                                                         Statement of Operations
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended July 31, 2003

Investment Income
Interest .....................................                    $  10,482,601
Expense
Advisory fee .................................   $     809,457
Custodian ....................................         175,687
Administrative fee ...........................         161,892
Audit and legal ..............................         106,674
Printing .....................................          63,096
Transfer agency ..............................          53,488
Registration .................................          34,037
Directors' fees ..............................          30,820
Miscellaneous ................................          21,778
                                                 -------------
Total expenses before interest ...............       1,456,929
Interest expense .............................         520,549
                                                 -------------
Total expenses ...............................                        1,977,478
                                                                  -------------
Net investment income ........................                        8,505,123
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions ...................                        3,168,797
   Futures contracts .........................                       (2,196,522)
   Written options ...........................                          111,508
   Foreign currency transactions .............                       (2,147,589)
Net change in unrealized
   appreciation/depreciation of:
   Investments ...............................                        6,858,441
   Futures contracts .........................                        1,456,375
   Written options ...........................                            2,828
   Foreign currency denominated
     assets and liabilities ..................                         (173,452)
                                                                  -------------
Net gain on investment and foreign
   currency transactions .....................                        7,080,386
                                                                  -------------
Net Increase in Net Assets
   from Operations ...........................                    $  15,585,509
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 11

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                   Year Ended       Year Ended
                                                    July 31,         July 31,
                                                      2003             2002
                                                 =============    =============

Increase (Decrease) In Net Assets
from Operations
Net investment income ........................   $   8,505,123    $   7,682,118
Net realized loss on investment and
   foreign currency transactions .............      (1,063,806)        (114,973)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ........       8,144,192        1,624,279
                                                 -------------    -------------
Net increase in net assets from operations ...      15,585,509        9,191,424
Dividends and Distributions to
Shareholders from
Net investment income ........................      (9,173,007)      (7,682,118)
Distributions in excess of
   net investment income .....................              -0-      (1,862,852)
Tax return of capital ........................              -0-        (260,420)
Capital Stock Transactions
Reinvestment of dividends resulting in
   the issuance of common stock ..............       1,372,607        1,279,832
                                                 -------------    -------------
Total increase ...............................       7,785,109          665,866
Net Assets
Beginning of period ..........................     100,554,029       99,888,163
                                                 -------------    -------------
End of period ................................   $ 108,339,138    $ 100,554,029
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ACM GOVERNMENT OPPORTUNITY FUND

                                                         Statement of Cash Flows
--------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS
Year Ended July 31, 2003

Increase (Decrease) in Cash from
Operating Activities:
Interest received ........................   $   9,806,259
Interest expense paid ....................        (535,985)
Operating expenses paid ..................      (1,461,804)
                                             -------------
Net increase in cash from
   operating activities ..................                    $   7,808,470
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments .................     138,905,422
Purchase of long-term portfolio
   investments ...........................    (152,343,799)
Proceeds from disposition of short-term
   portfolio investments, net ............       3,150,556
Increase in variation margin on
   futures contracts .....................         145,438
                                             -------------
Net decrease in cash from
   investing activities ..................                      (10,142,383)
Financing Activities:*
Proceeds from reverse repurchase
   agreements ............................      10,734,490
Cash dividends paid ......................      (7,790,829)
                                             -------------
Net increase in cash from
   financing activities ..................                        2,943,661
                                                              -------------
Net increase in cash .....................                          609,748
Cash at beginning of period ..............                            7,527
                                                              -------------
Cash at end of period ....................                    $     617,275
                                                              =============
Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from
Operating Activities:
Net increase in net assets from
operations................................                    $  15,585,509
Adjustments:
Decrease in interest receivable ..........   $      43,274
Net realized loss on investment and
   foreign currency transactions .........       1,063,806
Net change in unrealized
   appreciation/depreciation
   of investments and foreign currency
   denominated assets and liabilities ....      (8,144,192)
Accretion of bond discount and
   amortization of bond premium ..........        (719,616)
Decrease in interest payable .............         (15,436)
Decrease in accrued expenses .............          (4,875)
                                             -------------
Total adjustments ........................                       (7,777,039)
                                                              -------------
Net Increase in Cash from
   Operating Activities ..................                    $   7,808,470
                                                              =============

* Non-cash financing activities not included herein consist of reinvestment of dividends.
See notes to financial statements.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 13

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
July 31, 2003

NOTE A

Significant Accounting Policies

ACM Government Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market,(but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the


--------------------------------------------------------------------------------
14 o ACM GOVERNMENT OPPORTUNITY FUND

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premiums on debt securities for financial statement reporting purposes only.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 15

Notes to Financial Statements
--------------------------------------------------------------------------------

federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B

Advisory Fees, Administrative Fees and Other Affiliated Transactions

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to .0625 of 1% of the Fund's average weekly net assets during the month (equal to an annual fee of approximately .75 of 1% of the average weekly net assets). Such fee is accrued daily and paid monthly.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs related to servicing phone inquiries on behalf of the Fund. During the year ended July 31, 2003, the Fund reimbursed AGIS $3,710 for such costs.

Under the terms of an Administrative Agreement, the Fund pays the Adviser an administrative fee at an annual rate of .15 of 1% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2003, were as follows:

                                                    Purchases          Sales
                                                   ============     ============

Investment securities (excluding U.S.
   government securities) ....................     $ 32,810,095     $ 37,558,354
U.S. government securities ...................      124,411,728      109,827,199

At July 31, 2003, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost of investments ...................................           $ 151,180,482
                                                                  =============

Gross unrealized appreciation .........................           $   3,440,156
Gross unrealized depreciation .........................              (1,529,775)
                                                                  -------------
Net unrealized appreciation ...........................           $   1,910,381
                                                                  =============

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The


--------------------------------------------------------------------------------
16 o ACM GOVERNMENT OPPORTUNITY FUND

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 17

Notes to Financial Statements
--------------------------------------------------------------------------------

For the year ended July 31, 2003, the average amount of reverse repurchase agreements outstanding was $37,654,378 and the daily weighted average interest rate was 1.32%.

4. Option Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the year ended July 31, 2003 were as follows:

                                                      Number of        Premiums
                                                      Contracts        Received
                                                    ===========       =========

Options outstanding at July 31, 2002 .........       14,000,000       $   7,887
Options written ..............................       54,000,000          95,471
Options expired ..............................      (68,000,000)       (103,358)
                                                    -----------       ---------
Options outstanding at July 31, 2003 .........               -0-      $      -0-
                                                    ===========       =========


--------------------------------------------------------------------------------
18 o ACM GOVERNMENT OPPORTUNITY FUND

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized, of which 12,812,158 shares were outstanding at July 31, 2003. During the year ended July 31, 2003, the Fund issued 159,517 shares in connection with the Fund's dividend reinvestment plan. During the year ended July 31, 2002, the Fund issued 153,835 shares in connection with the Fund's dividend reinvestment plan.

NOTE E

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 102% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral.

NOTE F

Concentration of Risk

Investing in securities of foreign governments involves special risks which include the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States Government.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 19

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE G

Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended July 31, 2003 and July 31, 2002 were as follows:

                                                       2003          2002
                                                   ===========   ===========
Distributions paid from:
   Ordinary income .............................   $ 9,173,007   $ 8,785,812
                                                   -----------   -----------
Total taxable distributions ....................     9,173,007     8,785,812
   Tax return of capital .......................            -0-      260,420
                                                   -----------   -----------
Total distributions paid .......................   $ 9,173,007   $ 9,046,232(a)
                                                   ===========   ===========

As of July 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ......................      $(2,961,574)(b)
Unrealized appreciation/(depreciation) .....................       1,874,426(c)
                                                                 -----------
Total accumulated earnings/(deficit) .......................     $(1,087,148)
                                                                 ===========

(a) Total distributions paid differ from the statement of changes in net assets because for tax purposes dividends are recognized when actually paid.

(b) On July 31, 2003, the Fund had a net capital loss carryforward for federal income tax purposes of $1,984,268 of which $920,543 expires in the year 2009 and $1,063,725 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $2,234,432. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2003, the Fund deferred to August 1, 2003, post October currency losses of $875,280. As of July 31, 2003, the Fund deferred tax straddle losses of $102,026.

(c) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains or losses on certain derivative instruments and the difference between book and tax amortization methods for premium.

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency transactions, resulted in a net increase in distributions in excess of net investment income and a corresponding decrease in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.


--------------------------------------------------------------------------------
20 o ACM GOVERNMENT OPPORTUNITY FUND

                                                            Financial Highlights
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             Year Ended July 31,
                                     --------------------------------------------------------------------
                                         2003           2002(a)        2001           2000           1999
                                     --------------------------------------------------------------------
Net asset value, beginning
  of period ......................   $   7.95       $   7.99       $   7.90       $   7.76       $   8.44
                                     --------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ............        .67(b)         .61(b)         .69(b)         .80(b)         .61
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ...................        .56            .13            .12            .05           (.64)
                                     --------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .....................       1.23            .74            .81            .85           (.03)
                                     --------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income .........................       (.72)          (.61)          (.64)          (.69)          (.61)
Tax return of capital ............         -0-          (.02)          (.08)            -0-            -0-
Distributions in excess of
  net investment income ..........         -0-          (.15)            -0-            -0-          (.02)
Distributions from net realized
  gain on investments ............         -0-            -0-            -0-          (.02)          (.02)
                                     --------------------------------------------------------------------
Total dividends and
  distributions ..................       (.72)          (.78)          (.72)          (.71)          (.65)
                                     --------------------------------------------------------------------
Net asset value, end of period ...   $   8.46       $   7.95       $   7.99       $   7.90       $   7.76
                                     --------------------------------------------------------------------
Market value, end of period ......   $   8.50       $   9.20       $   8.67       $   7.19       $   7.13
                                     --------------------------------------------------------------------
Total Return
Total investment return
  based on:(c)
  Market value ...................        .43%         16.45%         32.38%         11.21%         (2.46)%
  Net asset value ................      15.68%          9.30%         11.00%         12.22%          (.09)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ................   $108,339       $100,554       $ 99,888       $ 98,137       $101,445
Ratio to average net assets of:
  Expenses .......................       1.83%          1.92%          2.88%          2.10%          1.19%
  Expenses, excluding
    interest expense .............       1.35%          1.33%          1.45%          1.31%          1.19%
  Net investment income ..........       7.88%          7.58%          8.69%         10.21%          7.48%
Portfolio turnover rate ..........        100%           173%            98%           120%           211%

See footnote summary on page 22.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 21

Financial Highlights
--------------------------------------------------------------------------------

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.13, increase net realized and unrealized gain on investment transactions per share by $0.13, and decrease the ratio of net investment income to average net assets from 9.16% to 7.58%. Per share, ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
22 o ACM GOVERNMENT OPPORTUNITY FUND

                               Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of ACM Government Opportunity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Government Opportunity Fund, Inc. (the "Fund"), including the portfolio of investments, as of July 31, 2003, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Opportunity Fund, Inc. at July 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP

New York, New York
September 12, 2003


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 23

Additional Information
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. PFPC, Inc. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve


--------------------------------------------------------------------------------
24 o ACM GOVERNMENT OPPORTUNITY FUND

                                                          Additional Information
--------------------------------------------------------------------------------

participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at PFPC, Inc., P.O. Box 8030, Boston, MA 02266-8030.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund.

Supplemental Proxy Information

The Annual Meeting of Shareholders of the ACM Government Opportunity Fund, Inc. was held on March 20, 2003. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                     Abstain/
                                                                    Authority
                                                      Voted For      Withheld
=============================================================================
1.  To elect directors:   Class Three Directors
                          (Term expires in 2006)
                          John D. Carifa              7,471,367       119,966
                          Ruth Block                  7,464,594       126,739


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 25

Board of Directors
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

John D. Carifa, Chairman and President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon(2), Vice President
Michael L. Mon(2), Vice President
Douglas J. Peebles(2), Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

PFPC, Inc.
P.O. Box 8030
Boston, MA 02266-8030

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Custodian

Bank of New York
One Wall Street
New York, New York 10286

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)   Member of the Audit Committee.

(2) Messrs. DeNoon, Mon and Peebles are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Opportunity Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
26 o ACM GOVERNMENT OPPORTUNITY FUND

                                                          Management of the Fund
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                     PORTFOLIOS
                                                                       IN FUND         OTHER
NAME, AGE OF DIRECTOR,                      PRINCIPAL                  COMPLEX     DIRECTORSHIPS
      ADDRESS                             OCCUPATION(S)              OVERSEEN BY      HELD BY
 (YEARS OF SERVICE)                     DURING PAST 5 YEARS            DIRECTOR       DIRECTOR
------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,**, 58           President, Chief Operating               116            None
1345 Avenue of the              Officer and a Director of Alliance
Americas                        Capital Management Corporation
New York, NY 10105              ("ACMC"), with which he has
(15)                            been associated since prior to
                                1998.

DISINTERESTED DIRECTORS

Ruth Block,#+, 72               Formerly Executive Vice                   97            None
P.O. Box 4623                   President and Chief
Stamford, CT 06903              Insurance Officer of The
(15)                            Equitable Life Assurance Society
                                of the United States; Chairman
                                and Chief Executive Officer of
                                Evlico; Director of Avon, BP
                                (oil and gas), Ecolab Incorporated
                                (specialty chemicals), Tandem
                                Financial Group, and Donaldson
                                Lufkin & Jenrette Securities
                                Corporation. Former Governor
                                at Large-National Association
                                of Securities Dealers, Inc.

David H. Dievler,#+, 73         Independent consultant. Until            101
P.O. Box 167                    December 1994 he was Senior
Spring Lake, NJ 07762           Vice President of ACMC responsible
(15)                            for mutual fund administration.
                                Prior to joining ACMC in 1984,
                                he was Chief Financial Officer of
                                Eberstadt Asset Management since
                                1968. Prior to that, he was Senior
                                Manager at Price Waterhouse & Co.
                                Member of American Institute of
                                Certified Public Accountants
                                since 1953.

John H. Dobkin,#+, 61           Consultant. He was formerly               98            None
P.O. Box 12,                    President of Save Venice, Inc.
Annandale, NY 12504             from 2001-2002, Senior Advisor
(5)                             from June 1999 - June 2000 and
                                President of Historic Hudson Valley
                                (December 1989 - May 1999).
                                Previously, Director of the National
                                Academy of Design. During 1988-92,
                                he was Director and Chairman of
                                the Audit Committee of ACMC.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 27

Management of the Fund
--------------------------------------------------------------------------------

                                                                        PORTFOLIOS
                                                                          IN FUND        OTHER
NAME, AGE OF DIRECTOR,                      PRINCIPAL                     COMPLEX    DIRECTORSHIPS
      ADDRESS                             OCCUPATION(S)                 OVERSEEN BY     HELD BY
 (YEARS OF SERVICE)                     DURING PAST 5 YEARS               DIRECTOR      DIRECTOR
---------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr.,#+, 71     Investment Adviser and an                  113          None
2 Sound View Drive               independent consultant. He was
Suite 100                        formerly Senior Manager of Barrett
Greenwich, CT 06830              Associates, Inc., a registered
(5)                              investment adviser, with which he
                                 had been associated since prior to
                                 1998. He was formerly Deputy
                                 Comptroller of the State of New York
                                 and, prior thereto, Chief Investment
                                 Officer of the New York Bank for
                                 Savings.

Dr. James M. Hester, #+, 79      President of the Harry Frank                11          None
25 Clevland Lane                 Guggenheim Foundation, with
Princeton, NJ 08540              which he has been associated since
(15)                             prior to 1998. Formerly President
                                 of New York University and the
                                 New York Botanical Garden.
                                 Formerly Rector of the United
                                 Nations University and Vice
                                 Chairman of the Board of the
                                 Federal Reserve Bank of New York.

Clifford L. Michel,#+, 64        Senior Counsel of the law firm of           97          Placer Dome,
15 St. Bernard's Road            Cahill Gordon & Reindel since                           Inc.
Gladstone, NJ 07934              February 2001 and a partner of
(15)                             that firm for more than twenty-five
                                 years prior thereto. He is President
                                 and Chief Executive Officer of
                                 Wenonah Development Company
                                 (investments) and a Director of
                                 the Placer Dome Inc. (mining).

Donald J. Robinson,#+ 69         Senior Counsel to the law firm of           96          None
98 Hell's Peak Road              Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                 since prior to 1998. Formerly a
(8)                              senior partner and a member of
                                 the Executive Committee of that
                                 firm. He was also a member and
                                 Chairman of the Municipal Securities
                                 Rulemaking Board and a Trustee
                                 of the Museum of the City of
                                 New York.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
28 o ACM GOVERNMENT OPPORTUNITY FUND

                                                          Management of the Fund
--------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

      NAME,                          POSITION(S)              PRINCIPAL OCCUPATION
ADDRESS* AND AGE                   HELD WITH FUND              DURING PAST 5 YEARS**
-------------------------------------------------------------------------------------------------
John D. Carifa                 Chairman and President   See biography above.

Kathleen A. Corbet, 43         Senior Vice President    Executive Vice President of Alliance
                                                        Capital Management Corporation
                                                        ("ACMC") **, with which she has been
                                                        associated since prior to 1998.

Paul J. DeNoon, 41             Vice President           Senior Vice President of ACMC**, with
                                                        which he has been associated since
                                                        prior to 1998.

Michael L. Mon, 34             Vice President           Vice President of ACMC**, with which
                                                        he has been associated since June
                                                        1999. Prior thereto he was a Portfolio
                                                        Manager at Brundage, Stroy and
                                                        Rose since prior to 1998.

Douglas J. Peebles, 38         Vice President           Senior Vice President of ACMC** with
                                                        which he has been associated since
                                                        prior to 1998.

Edmund P. Bergan, Jr., 53      Secretary                Senior Vice President and General
                                                        Counsel of AllianceBernstein
                                                        Investment Research and
                                                        Management, Inc. ("ABIRM")** and
                                                        Alliance Global Investor Services Inc.
                                                        ("AGIS")**, with which he has been
                                                        associated since prior to 1998.

Mark D. Gersten, 52            Treasurer and Chief      Senior Vice President of AGIS** and
                               Financial Officer        Vice President of ABIRM**, with which
                                                        he has been associated since prior to
                                                        1998.

Vincent S. Noto, 38            Controller               Vice President of AGIS**, with which
                                                        he has been associated since prior to
                                                        1998.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, ABIRM and AGIS are affiliates of the Fund.

--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 29

AllianceBernstein Family of Funds
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy
Wealth Appreciation
Wealth Preservation
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation
Tax-Managed Wealth Preservation

U.S. Growth Funds

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Quasar Fund
Select Investor Series Biotechnology Portfolio
Select Investor Series Premier Portfolio
Select Investor Series Technology Portfolio
Technology Fund

U.S. Value Funds

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Blended Style Series

U.S. Large Cap Portfolio

Global & International Growth Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Global & International Value Funds

Global Value Fund
International Value Fund

Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

Intermediate California
Intermediate Diversified
Intermediate New York
Arizona
California
Insured California
Insured National
Florida
Massachusetts
Michigan
Minnesota
National
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

AllianceBernstein also offers AllianceBernstein Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

To obtain a prospectus for any AllianceBernstein fund, call your investment professional, or call AllianceBernstein at (800) 227-4618 or visit our web site at www.alliancebernstein.com.


--------------------------------------------------------------------------------
30 o ACM GOVERNMENT OPPORTUNITY FUND

                                                  Summary of General Information
--------------------------------------------------------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 800-331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACM OppFd". The Fund's NYSE trading symbol is "AOF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information or if you would like a brochure describing the Dividend Reinvestment Plan, please call PFPC, Inc. at
(800) 331-1710.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 31

NOTES


--------------------------------------------------------------------------------
32 o ACM GOVERNMENT OPPORTUNITY FUND

ACM GOVERNMENT OPPORTUNITY FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] AllianceBernstein(SM)
       Investment Research and Management

(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

OPPAR0703



ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors Messrs. David H. Dievler and William H. Foulk qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.


Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.

                                                                July 2003

                        ALLIANCE CAPITAL MANAGEMENT L.P.

                    Statement of Policies and Procedures for
            Voting Proxies on Behalf of Discretionary Client Accounts


Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.



This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.


PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.


Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures


Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.


Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.


Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.


Proxy Voting Records
Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     Exhibit No.   DESCRIPTION OF EXHIBIT

     10 (a) (1)    Code of ethics that is subject to the disclosure of Item 2 hereof

     10 (b) (1)    Certification of Principal Executive Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002

     10 (b) (2)    Certification of Principal Financial Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002

     10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ACM Government Opportunity Fund, Inc.

By:      /s/John D. Carifa
         ---------------------------------
         John D. Carifa
         President

Date:  September 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/John D. Carifa

         ---------------------------------
         John D. Carifa
         President

Date: September 26, 2003

By:      /s/Mark D. Gersten
         -------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date: September 26, 2003